UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 11, 2017

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2017, MagneGas Corporation (the “Company”) entered into an Amended Registration Rights Agreement (“Amended Agreement”) in connection with the Securities Purchase Agreement by and among the Company and an institutional investor (“Investor”), dated as of June 12, 2017 (the “SPA”). To induce the Investor to consummate the transactions contemplated by the SPA, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, pursuant to that certain Registration Rights Agreement (“Original Registration Rights Agreement”), by and among the Company and the Investor, dated June 15, 2017. For more information regarding the SPA and the Original Registration Rights Agreement please see the Company’s Current Reports on Form 8-K and Form 8-K/A filed with the U.S. Securities & Exchange Commission on June 12, 2017, June 19, 2017 and June 20, 2017. The Investor and the Company subsequently amended the Original Registration Rights Agreement on August 11, 2017.

Under the terms of the Amended Agreement, the Company agrees prepare and file with the SEC, as soon as practicable, but in no event later than the 30th day calendar day after the effective date of the Amended Agreement, an initial Registration Statement on Form S-3 covering the resale of all of the shares of the Registerable Securities (as defined in the Amended Agreement). In the event that Form S-3 is not available for the registration of the resale of Registrable Securities, the Company shall (i) use its best efforts to register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to use its best efforts to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use its best efforts to maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use.

Additionally, the Amended Agreement includes a Required Registration Amount (as defined in the Amended Agreement) that must be registered on the initial Registration Statement. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities, the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (if permissible, and on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day (as defined in the SPA) immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than the timing considerations stated in the Amended Agreement.

The above description of the Amended Agreement does not purport to be complete and is qualified in its entirety by the full text of such the Amended Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017

MAGNEGAS CORPORATION

/s/ Ermanno Santilli
By:	Ermanno Santilli
Its:	Chief Executive Officer